                                                                   EXHIBIT 99(i)

NEWS RELEASE
TO BUSINESS EDITOR:

             COMM BANCORP, INC. REPORTS FIRST QUARTER 2004 EARNINGS

         Clarks Summit, PA, April 29/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:
CCBP) today reported first quarter 2004 earnings of $1,180,000 or $0.62 per share. Comparable earnings for the first quarter of 2003 were $1,330,000 or $0.68 per share. For the three months ended March 31, 2004, return on average assets and return on average equity were 0.94% and 10.03%. Return on average assets and return on average equity for the same period of 2003 were 1.11% and 11.77%.

         "Margin compression, due to the sustained low interest rate environment, experienced throughout 2003 appears to be stabilizing," commented William F. Farber, Sr., President and Chief Executive Officer. "Our tax-equivalent net interest margin rose for the first time in four quarters. In addition, we were effective in controlling our expenses," continued Farber. "For the first quarter of 2004, noninterest expense decreased 3.1% and 3.0% in comparison to the previous two quarters. For the remainder of 2004 we will continue to focus on opportunities to improve operating efficiency, control costs and further develop sources of noninterest revenue," concluded Farber.

HIGHLIGHTS

-        Net interest margin improved 10 basis points in first quarter of 2004.

- Average loans grew approximately 11% comparing the first quarters of 2004 and 2003.

-        Asset quality improved 25% from year-end 2003.

INCOME STATEMENT REVIEW

         Tax-equivalent net interest income for the quarter ended March 31, 2004, totaled $4,519 thousand, an increase of $44 thousand compared to $4,475 thousand for the same quarter of 2003. For the three months ended March 31, 2004, average earning assets grew $15.1 million compared to the same three months of the previous year, while average interest-bearing liabilities rose $6.4 million. The growth in earning assets over that of interest-bearing liabilities more than offset the reduction in tax-equivalent net interest income due to a 7 basis point decrease in the net interest spread. For the first quarter, the cost of funds declined 51 basis points to 2.29% in 2004 from 2.80% in 2003, however the tax-equivalent yield on earning assets fell 58 basis points to 5.73% from 6.31%. The net interest margin compressed 12 basis points to 3.83% for the first quarter of 2004 compared to 3.95% for the same quarter of 2003. However, the net interest margin improved 10 basis points in comparison to 3.73% for the fourth quarter of 2003.

         The provision for loan losses totaled $150 thousand for the three months ended March 31, 2004, compared to $120 thousand for the same period of 2003.

         Noninterest income totaled $922 thousand for the first quarter of 2004, compared to $1,086 thousand for the same quarter last year. The reduction in noninterest revenue resulted from a $194 thousand or 49.7% decrease in net gains on the sale of residential mortgage loans. Service charges, fees and commissions rose $30 thousand or 4.3% in comparing the first quarters of 2004 and 2003.

         For the three months ended March 31, 2004, noninterest expense amounted to $3,627 thousand, an increase of $202 thousand or 5.9% from $3,425 thousand for the same three months of 2003. Accounting for approximately 61.4% of the change was an increase in occupancy and equipment expenses of $124 thousand or 23.0% due primarily to additional expenses related to our new Tannersville, Pennsylvania community banking office and the loan operations center. Salaries and employee benefits expense rose 1.8% and other expenses increased 4.0%.

BALANCE SHEET REVIEW

         Total assets averaged $502.8 million for the quarter ended March 31, 2004, an increase of $16.7 million or 3.4% compared to $486.1 million for the same quarter of 2003. Average earning assets approximated 94.4% and 94.5% of average total assets for the first quarters of 2004 and 2003, respectively. However, the composition of average earning assets changed from one year ago. Average loans, net of unearned income, grew $35.5 million or 10.7% to $368.1 million and comprised approximately 77.6% of earning assets for the first quarter of 2004. Average investments and federal funds sold decreased $20.4 million to $106.4 million and comprised approximately 22.4% of earning assets for the three months ended March 31, 2004. In comparison, for the same period of 2003, average loans, net of unearned income, represented approximately 72.4% of earning assets, while average investments and federal funds sold represented approximately 27.6% of earning assets. Total average deposits grew $15.4 million or 3.5% to $452.4 million for the three months ended March 31, 2004, from $437.0 million for the same three months last year.

         Stockholders' equity equaled $47.7 million or $25.01 per share at March 31, 2004, compared to $46.5 million or $24.41 per share at December 31, 2003, and $46.1 million or $23.70 per share at March 31, 2003. Common stock repurchases totaled $34 thousand for the first quarter of 2004. Dividends declared were $0.22 per share for the first quarters of 2004 and 2003. Our common stock closed at a price of $40.87 per share and traded at 163.4% of book and 16.4 times trailing twelve months earnings per share at March 31, 2004.

         Nonperforming assets as a percentage of loans, improved to 0.49% at March 31, 2004, compared to 0.67% at December 31, 2003 and 0.68% at March 31, 2003. Nonperforming assets equaled $1.8 million at the end of the first quarter of 2004, a decrease of $606 thousand or 25.2% from year-end 2003. The reduction primarily resulted from a $449 thousand improvement in the amount of loans past due 90 days or more and still accruing.

         The allowance for loan losses was $3.7 million and covered approximately 202.8% of nonperforming assets at March 31, 2004. In comparison, the allowance for loan losses was $3.7 million and covered 166.1% at March 31, 2003. At the end of the first quarter of 2004, the allowance for loan losses equaled 1.00% of loans, net of unearned income, compared to 1.13% one year earlier.

         Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 17 community banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's web site at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               March 31,        Dec. 31,         Sept. 30,           June 30,       March 31,
                                                  2004            2003              2003               2003            2003
Key performance data:

Per share data:
Net income                                    $      0.62     $      0.56       $      0.61        $      0.60     $      0.68
Cash dividends declared                       $      0.22     $      0.22       $      0.22        $      0.22     $      0.22
Book value                                    $     25.01     $     24.41       $     24.16        $     23.94     $     23.70
Tangible book value                           $     24.57     $     23.95       $     23.66        $     23.41     $     23.14
Market value:
  High                                        $     40.87     $     38.85       $     36.67        $     37.40     $     35.48
  Low                                         $     38.06     $     35.97       $     34.25        $     34.23     $     33.50
  Closing                                     $     40.87     $     37.75       $     35.75        $     34.80     $     35.00
Market capitalization                         $    77,954     $    71,971       $    68,099        $    66,451     $    68,109
Common shares outstanding                       1,907,377       1,906,528         1,904,869          1,909,518       1,945,977

Selected ratios:

Return on average stockholders' equity              10.03%           9.14%            10.10%              9.96%          11.77%

Return on average assets                             0.94%           0.83%             0.89%              0.92%           1.11%

Leverage ratio                                       8.83%           8.66%             8.56%              8.55%           8.77%

Efficiency ratio                                    70.67%          72.28%            70.51%             69.71%          65.15%

Nonperforming assets to loans, net                   0.49%           0.67%             0.74%              0.68%           0.68%

Net charge-offs to average loans, net                0.09%           0.29%             0.08%              0.20%           0.17%

Allowance for loan losses to loans, net              1.00%           1.00%             1.06%              1.09%           1.13%

Earning assets yield (FTE)                           5.73%           5.64%             5.69%              5.97%           6.31%

Cost of funds                                        2.29%           2.30%             2.36%              2.61%           2.80%

Net interest spread (FTE)                            3.44%           3.34%             3.33%              3.36%           3.51%

Net interest margin (FTE)                            3.83%           3.73%             3.74%              3.78%           3.95%

                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

Three months ended                                                              March 31,       March 31,
                                                                                  2004            2003
Interest income:
Interest and fees on loans:
  Taxable                                                                     $     5,289     $     5,552
  Tax-exempt                                                                          205             191
Interest and dividends on investment securities available-for-sale:
  Taxable                                                                             535             658
  Tax-exempt                                                                          393             400
  Dividends                                                                            10              14
Interest on federal funds sold                                                         16              28
    Total interest income                                                           6,448           6,843

Interest expense:
Interest on deposits                                                                2,238           2,672
Interest on borrowed funds
    Total interest expense                                                          2,238           2,672
    Net interest income                                                             4,210           4,171
Provision for loan losses                                                             150             120
    Net interest income after provision for loan losses                             4,060           4,051

Noninterest income:
Service charges, fees and commissions                                                 726             696
Net gains on sale of loans                                                            196             390
Net gains on sale of investment securities
    Total noninterest income                                                          922           1,086

Noninterest expense:
Salaries and employee benefits expense                                              1,726           1,696
Net occupancy and equipment expense                                                   664             540
Other expenses                                                                      1,237           1,189
    Total noninterest expense                                                       3,627           3,425
Income before income taxes                                                          1,355           1,712
Provision for income tax expense                                                      175             382
     Net income                                                               $     1,180     $     1,330

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale         $       550     $      (236)
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income (loss)             187             (80)
     Other comprehensive income (loss), net of income taxes                           363            (156)
     Comprehensive income                                                     $     1,543     $     1,174

Per share data:
Net income                                                                    $      0.62     $      0.68
Cash dividends declared                                                       $      0.22     $      0.22
Average common shares outstanding                                               1,907,573       1,946,217

                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

Three months ended                                           March 31,     Dec. 31,     Sept. 30,      June 30,    March 31,
                                                                2004         2003          2003          2003         2003
Interest income:
Interest and fees on loans:
  Taxable                                                   $     5,289  $     5,447   $     5,617   $     5,612  $     5,552
  Tax-exempt                                                        205          203           199           187          191
Interest and dividends on investment securities
  available-for-sale:
  Taxable                                                           535          509           397           430          658
  Tax-exempt                                                        393          393           394           399          400
  Dividends                                                          10            6             9            11           14
Interest on federal funds sold                                       16           17            49            86           28
    Total interest income                                         6,448        6,575         6,665         6,725        6,843
Interest expense:
Interest on deposits                                              2,238        2,323         2,392         2,582        2,672
Interest on borrowed funds                                                         3
    Total interest expense                                        2,238        2,326         2,392         2,582        2,672
    Net interest income                                           4,210        4,249         4,273         4,143        4,171
Provision for loan losses                                           150          120           120           120          120
    Net interest income after provision for loan losses           4,060        4,129         4,153         4,023        4,051
Noninterest income:
Service charges, fees and commissions                               726          716           702           695          696
Net gains on sale of loans                                          196          199           328           295          390
Net gains on sale of investment securities                                        13
    Total noninterest income                                        922          928         1,030           990        1,086
Noninterest expense:
Salaries and employee benefits expense                            1,726        1,849         1,859         1,773        1,696
Net occupancy and equipment expense                                 664          604           558           548          540
Other expenses                                                    1,237        1,289         1,322         1,257        1,189
    Total noninterest expense                                     3,627        3,742         3,739         3,578        3,425
Income before income taxes                                        1,355        1,315         1,444         1,435        1,712
Provision for income tax expense                                    175          245           289           290          382
    Net income                                              $     1,180  $     1,070   $     1,155   $     1,145  $     1,330
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
  available-for-sale                                        $       550  $      (268)  $      (408)  $       212  $      (236)
Reclassification adjustment for gains included in
  net income                                                                     (13)
Income tax expense (benefit) related to other
  comprehensive income (loss)                                       187          (95)         (139)           72          (80)
    Other comprehensive income (loss), net of income taxes          363         (186)         (269)          140         (156)
    Comprehensive income                                    $     1,543  $       884   $       886   $     1,285  $     1,174

Per share data:
Net income                                                  $      0.62  $      0.56   $      0.61   $      0.60  $      0.68
Cash dividends declared                                     $      0.22  $      0.22   $      0.22   $      0.22  $      0.22
Average common shares outstanding                             1,907,573    1,906,528     1,908,995     1,923,082    1,946,217

                               COMM BANCORP, INC.

                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN

                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

                                            March 31,   Dec. 31,   Sept. 30,   June 30,   March 31,
                                              2004        2003       2003        2003       2003
Three months ended

Net interest income:
Interest income
Loans, net:
  Taxable                                 $5,289      $5,447     $5,617      $5,612     $5,552
  Tax-exempt                                 311         306        302         284        289
    Total loans, net                       5,600       5,753      5,919       5,896      5,841
Investments:
  Taxable                                    545         515        406         441        672
  Tax-exempt                                 596         596        596         605        606
    Total investments                      1,141       1,111      1,002       1,046      1,278
Federal funds sold                            16          17         49          86         28
    Total interest income                  6,757       6,881      6,970       7,028      7,147
Interest expense
  Deposits                                 2,238       2,323      2,392       2,582      2,672
  Borrowed funds                                           3
    Total interest expense                 2,238       2,326      2,392       2,582      2,672
    Net interest income                   $4,519      $4,555     $4,578      $4,446     $4,475

Loans, net:
  Taxable                                   6.27%       6.48%      6.70%       7.05%      7.19%
  Tax-exempt                                4.31%       4.87%      5.06%       5.88%      6.07%
    Total loans, net                        6.12%       6.37%      6.59%       6.98%      7.12%
Investments:
  Taxable                                   3.23%       2.35%      2.06%       2.47%      3.19%
  Tax-exempt                                7.48%       7.41%      7.41%       7.44%      7.56%
    Total investments                       4.59%       3.71%      3.62%       4.02%      4.40%
Federal funds sold                          1.00%       0.94%      1.00%       1.20%      1.28%
    Total earning assets                    5.73%       5.64%      5.69%       5.97%      6.31%
Interest expense
  Deposits                                  2.29%       2.30%      2.36%       2.61%      2.80%
  Borrowed funds                                        1.13%
    Total interest-bearing liabilities      2.29%       2.30%      2.36%       2.61%      2.80%
    Net interest spread                     3.44%       3.34%      3.33%       3.36%      3.51%
    Net interest margin                     3.83%       3.73%      3.74%       3.78%      3.95%

                               COMM BANCORP, INC.

                           CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                 March 31,   Dec. 31,  Sept. 30,   June 30,  March 31,
At period end                                      2004        2003      2003        2003      2003
Assets:
Cash and due from banks                          $   9,121  $  17,099  $  12,611  $  13,983  $  12,232
Federal funds sold                                   9,750     11,500     22,600     34,350     18,700
Investment securities available-for-sale           101,982    105,248    116,121    106,186    114,956
Loans held for sale, net                             4,062      3,205      5,677      7,522      3,763
Loans, net of unearned income                      365,280    357,940    352,593    336,853    327,956
Less: Allowance for loan losses                      3,652      3,584      3,723      3,677      3,722
Net loans                                          361,628    354,356    348,870    333,176    324,234
Premises and equipment, net                         12,361     12,484     12,129     12,134     11,878
Other assets                                         5,726      5,560      5,136      5,554      5,194
    Total assets                                 $ 504,630  $ 509,452  $ 523,144  $ 512,905  $ 490,957

Liabilities:
Deposits:
  Noninterest-bearing                            $  58,296  $  59,119  $  62,918  $  59,612  $  52,022
  Interest-bearing                                 395,071    400,347    410,552    403,853    389,272
    Total deposits                                 453,367    459,466    473,470    463,465    441,294
Other liabilities                                    3,569      3,445      3,657      3,722      3,541
    Total liabilities                              456,936    462,911    477,127    467,187    444,835

Stockholders' equity:
Common stock, par value $0.33 authorized
 12,000,000, issued 1,907,377; 1,906,528;
 1,904,869; 1,909,518; 1,945,977                       629        629        629        630        642
Capital surplus                                      6,637      6,576      6,517      6,478      6,536
Retained earnings                                   37,952     37,223     36,572     36,042     36,516
Accumulated other comprehensive income               2,476      2,113      2,299      2,568      2,428
    Total stockholders' equity                      47,694     46,541     46,017     45,718     46,122
    Total liabilities and stockholders' equity   $ 504,630  $ 509,452  $ 523,144  $ 512,905  $ 490,957

                               COMM BANCORP, INC.

                           CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   March 31,    Dec. 31,     Sept. 30,    June 30,     March 31,
Average quarterly balances                            2004        2003          2003        2003         2003
Assets:
Loans, net:
  Taxable                                          $339,100     $333,352     $332,444     $319,400     $313,318
  Tax-exempt                                         29,008       24,948       23,696       19,386       19,300
    Total loans, net                                368,108      358,300      356,140      338,786      332,618
Investments:
  Taxable                                            67,907       86,989       78,049       71,684       85,368
  Tax-exempt                                         32,030       31,917       31,906       32,620       32,527
    Total investments                                99,937      118,906      109,955      104,304      117,895
Federal funds sold                                    6,463        7,202       19,529       28,845        8,869
    Total earning assets                            474,508      484,408      485,624      471,935      459,382
Other assets                                         28,304       28,030       26,594       28,333       26,750
    Total assets                                   $502,812     $512,438     $512,218     $500,268     $486,132

Liabilities and stockholders' equity:
Deposits:
  Interest-bearing                                 $393,627     $399,985     $402,796     $396,555     $387,246
  Noninterest-bearing                                58,812       61,791       61,066       54,214       49,721
    Total deposits                                  452,439      461,776      463,862      450,769      436,967
Borrowed Funds                                            1        1,051
Other liabilities                                     3,038        3,142        2,986        3,383        3,320
    Total liabilities                               455,478      465,969      466,848      454,152      440,287
Stockholders' equity                                 47,334       46,469       45,370       46,116       45,845
    Total liabilities and stockholders' equity     $502,812     $512,438     $512,218     $500,268     $486,132

                               COMM BANCORP, INC.

                               ASSET QUALITY DATA

                                 (IN THOUSANDS)

                                                 March 31,  Dec. 31,   Sept. 30,  June 30,   March 31,
At quarter end                                      2004      2003        2003      2003        2003

Nonperforming assets:
  Nonaccrual/restructured loans                   $1,368     $1,446     $1,374     $1,514     $1,727
  Accruing loans past due 90 days or more            251        700      1,094        612        312
  Foreclosed assets                                  182        261        126        162        202
Total nonperforming assets                        $1,801     $2,407     $2,594     $2,288     $2,241

Three months ended
Allowance for loan losses:
Beginning balance                                 $3,584     $3,723     $3,677     $3,722     $3,745
Charge-offs                                          128        303         87        199        164
Recoveries                                            46         44         13         34         21
Provision for loan losses                            150        120        120        120        120
Ending balance                                    $3,652     $3,584     $3,723     $3,677     $3,722

SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.